                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05620

                        The Zweig Total Return Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                900 Third Avenue
                               New York, NY 10022
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

            Kevin J. Carr, Esq.                     John R. Flores, Esq.
   Chief Legal Officer and Secretary for               Vice President
                Registrant                      Litigation/Employment Counsel
      Phoenix Life Insurance Company           Phoenix Life Insurance Company
             One American Row                         One American Row
            Hartford, CT 06102                       Hartford, CT 06102
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-272-2700

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, President and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

Transfer Agent
EquiServe Trust Co., NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4133                                                                    Q2-05

      Semi Annual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      June 30, 2005


                                    [GRAPHIC]

  PHOENIX
  INVESTMENT PARTNERS, LTD.

                                                                 August 1, 2005

Dear Fellow ZTR Shareholder:

   I am pleased to share with you the manager's report and commentary for The Zweig Total Return Fund, Inc. for the quarter ended June 30, 2005. In it, Dr. Martin Zweig, president of Zweig Consulting, subadviser to the Fund, presents his market review and outlook, and Carlton Neel, the Fund's portfolio manager, reports on changes to the portfolio during the quarter, including sector allocations and top holdings.

   For the quarter ended June 30, 2005, The Zweig Total Return Fund's net asset value increased 1.54%, including $0.136 in reinvested distributions. During the period, the Fund's benchmark, a composite index (62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index), returned 2.63%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the quarter was approximately 95%.

   For the six months ended June 30, 2005, the Fund's net asset value increased 1.84%, including reinvested distributions. During the period, the Fund's benchmark composite index (see above description), returned 1.56%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the first half of the year was approximately 93%.

   As previously announced, the Fund's most recent distribution was $0.045 payable July 25, 2005, to holders of record on July 11, 2005. Including this distribution, the Fund's total payout since inception is $13.083.

   For updates on The Zweig Total Return Fund, Inc., including performance and holdings, please visit the Individual Investors section of our Web site, PhoenixFunds.com.

   Thank you for your continued investment in The Zweig Total Return Fund, Inc. We are firmly committed to serving your best interests.

              Sincerely,

              /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Total Return Fund, Inc.

                           MARKET REVIEW AND OVERLOOK

   The Fund's bond exposure on June 30, 2005 was 66%, with average duration (a measure of sensitivity to interest rates) of 4.1 years. This compares with our bond exposure at 59%, with average duration of 3.7 years, on March 31, 2005. If we were fully invested, 62.5% of our portfolio would be in bonds and 37.5% in stocks. Consequently, with 66% in bonds we are slightly above our target allocation.

   The Federal Reserve (the "Fed") maintained its steady tightening pace throughout the first half of the year, increasing its short-term benchmark interest rate by a quarter-point to 3.25%. Remarkably, the bond market has generally reacted favorably to the recent increases, viewing the moves by the Fed as an attempt to contain growth and keep inflation muted. That didn't happen in past tightening cycles when yields of all bond maturities tended to rise.

   The tightening of short-term rates has corresponded with a decrease in the yields of the 10-year note from just over 4.5% to around 4%. We believe this flattening of the yield curve has made bonds and longer maturities a very solid investment. Our Fund has been generally well positioned for the move because we have had a bias toward a flatter yield curve. We have also been slightly more invested in 10-year and longer-dated Treasuries than the fixed income index within our benchmark, the Lehman Brothers Government Bond Index.

   Also contributing to the rally in bonds are higher oil prices, which are commonly viewed as a drag on the economy and a drain on consumer spending. Lower discretionary spending by consumers is historically a contributing factor to an economic slowdown. As households feel the "pinch at the pump," spending levels tend to drop. The bond market seems to be viewing simultaneous Fed tightening and slower consumer spending as a positive sign that inflation will hold steady and even fall lower. The expectation of higher inflation tends to be the most common reason that bond prices fall and yields rise during an economic expansion. It seems that the Fed has found a way to anticipate the economic cycle just enough to assuage the concern of bond holders and give them a reason to buy bonds.

   As our models moved from a somewhat bullish stance to a slightly negative outlook, our Fund recently reduced its bond holdings and lowered the duration.

   Our exposure to U.S. common stocks was 30% on June 30, 2005 against 28% on March 31. At 30% we are at about 80% of a full position (30%/37.5%).

   The stock market's performance in the second quarter was nothing to write home about. The Dow Jones Industrial Average finished off 1.6%. The S&P 500(R) Index scratched out a mere 1.4% gain while the NASDAQ Composite Index rose 3.1%. All three major markets closed lower for the first half. The Dow was down 3.8%, falling back to its level at the close of 2003. The S&P dipped 0.8% and the NASDAQ slumped 5.1%.

   As widely expected, the Fed raised its short-term benchmark interest rate by a quarter-point to 3.25%, the ninth consecutive increase by that amount in a year. Although the chief of the Dallas Fed previously said that we are in the "eighth inning" of the current tightening cycle, Fed chairman Alan Greenspan took us into extra innings, with no indication as to when this particular game will be over.

   We believe that many investors were disappointed when the Fed repeated its previous assertions that it expects to continue to increase rates at a "measured pace" and the market closed down sharply after that announcement. In its economic outlook, the Fed said that, despite higher energy prices, expansion remains firm and labor conditions continue to improve gradually. It added that pressures on inflation have stayed elevated but longer-term expectations remain well contained.

   In our opinion, one problem with the Fed is that it seems to wait too long and then goes too far. It may do the same this time around. We believe it should not have driven rates down to 1% at a time when the economy was improving. Now it may do the reverse by raising rates too high as the economy is slowing.

   Some analysts point to last year's market surge after the presidential election and predicted a similar response this year if the Fed stops raising interest rates. To us, that is not a reasonable assumption. When an election is over, you know who won and the market can rally. But, we believe that Greenspan will never ring a bell and announce that he has finished raising rates because he wants to stay flexible. In our view, he'll leave himself enough of an opening to do what he thinks is necessary.

   We agree with Greenspan on one issue: his view of the housing boom. Greenspan said that a nationwide bubble is unlikely but saw signs of "froth" in some areas, with speculation a possible growing factor. Sales of new homes rose 21% in

May and home prices climbed 51% in the five years ended March 31, according to the Office of Federal Housing Enterprise Oversight.

   To put the situation in perspective, a 51% rise over five years comes out to about 8.6% a year. Assets gaining 8.6% a year doesn't seem like a bubble to us. When the stock market was soaring 25% a year for five years and the NASDAQ was doing a lot more, people were denying there was a bubble. With housing, we are getting a fraction of those gains and analysts are talking about a bubble that may burst.

   As Greenspan suggested, there are certain pockets where there is excessive speculation in housing. For example, in the city of Miami alone, 62,000 condo units are either being built or planned. In the previous decade, there were only about 7,000 condos built in all of Miami. Heavy growth is also taking place in certain areas of California, New York and Nevada. On balance, the housing boom is very localized, with a lot of the country not seeing overspeculation.

   With mortgage rates linked to the 10-year Treasury bond yield, housing has become very contra-cyclical to most of the rest of the economy. We feel that if the economy softens and bond yields decline, the housing market will stay strong; but if the economy strengthens and bond yields rise, the housing market will weaken. So we are not too concerned about a housing bubble hurting the stock market.

   We are also not losing much sleep over the trade imbalance. While U.S. imports and exports set records in April (the last month for which figures are available), the trade deficit widened 6.3% to $57 billion from $53.6 billion in March, according to the Commerce Department. Year to date through April, the gap was 22% higher than for the same period in 2004 and is on track to surpass last year's record $618 billion.

   Many people seem to worry about the trade deficit unnecessarily. Foreigners want to give us dollars and are willing to take our dollars in return for goods that are less expensive. We believe that it really does help the American consumer to import goods that are cheaper. We may have fewer jobs because of this, but that is sometimes a trade-off. We are not saying it is good to lose jobs, but we think protectionism would be worse. We believe the U.S. should try to be more efficient and produce things better than the rest of the world.

   Speaking of deficits, the Federal government's budget deficit declined dramatically in May. Reflecting a surge in tax receipts, the May deficit was $35.29 billion, down from $62.46 billion in the like month a year ago, and the smallest gap for May since the $27.9 billion in 2001. It is good that the deficit is narrowing. We have always felt that the economy would benefit from lower taxes and that eventually the deficit would disappear. While it is counterintuitive, our research has shown that the stock market does better when there is a federal deficit than when there is a surplus.

   Continuing to show unexpected strength, the dollar climbed 7% against the euro and 3.5% against the yen in the second quarter. It was the second straight quarter of increases and represented the dollar's best showing in over four years. For the first half of the year, the dollar rose 12% against the euro, the highest figure since the euro was launched in 1999. We have tested the dollar against stock market trends but haven't found any consistent relationship.

   An interesting question to ask is: "Why would the dollar rally when the trade and budget deficits and housing inflation are so terrible?" We believe that much of the rest of the world is eager to buy these dollars and hold them. The U.S. still tends to be a safe haven and foreigners seem to like investing here, possibly because they feel secure buying our bonds, real estate or stocks.

   The second quarter saw a decline in initial public offerings. Forty-seven deals were com-pleted, compared to 58 in the like period a year ago, according to Thomson Financial. The second quarter deals totaled $8.15 billion against last year's $9.5 billion. These figures seem to indicate that we're not at the hysteria level we saw in the late 90s when the volume of new issues pointed to an extremely overheated market. We feel that the current amount of offerings is reasonable.

   While IPOs were lower, mergers and acquisitions made a strong showing. The amounts spent on deals spurted 73% in the second quarter against the like period last year and increased 20% from this year's first quarter, according to Thomson Financial.

   This level of activity tends to be bullish. It doesn't surprise us because we believe that corporations are loaded with cash. The debt-equity ratios of non-financial corporations are way down. The amount of cash held by corporations relative to their assets is at its highest level for at least the last 25 years for which we have data. So there seems to be plenty of money around, and we feel that many companies are ripe for takeover or may seek to become buyers themselves. We think this situation will continue and is a plus for the stock market.

   The New York Stock Exchange reported that margin debt at its member firms fell 2.7% from the end of the first quarter through May. After dropping sharply after April's big market decline, margin debt rose in May as stock prices recovered but not enough to offset April's large drop. We believe that this is a figure to watch. Just like the new issues market, it can get excessive when there is too much speculation. When margin debt rises quickly, it can be a warning sign, but we don't think it has done that here.

   American investors seem to be chasing the hottest markets. In May, Americans invested $5.178 billion in mutual funds that invest primarily in domestic stocks, more than double the $2.260 billion in April, according to the Investment Company Institute. However Americans poured much more money into world stock funds during these two months, with $6.011 billion invested in May and $6.372 billion in April.

   We don't think it is a great idea for people to chase what is hot. Historically, foreigners tend to be wrong when they plunge into our markets, and U.S. investors tend to do just as bad in foreign markets. So these numbers may not be a great sign for foreign markets where there may be too much exuberance. As far as our domestic markets are concerned, these mutual fund numbers appear positive.

   We also like the figures on stock buybacks by companies in the S&P 500 Index. These buybacks were a major factor in building company holdings of cash and cash-equivalent securities in the first quarter, according to Thomson Financial. Their holdings grew 10.1% to a record $766 billion. Buybacks showed the biggest gain as a share of total cash, climbing to 8% in the first quarter against 3.1% in the like 2004 period. The stock buyback total nearly tripled to $61 billion. As indicated earlier, this excessive cash can be put to good use. Some companies will continue to use it for buying their own stock, buying other companies or paying out higher dividends. We feel that all of the above are bullish for the market.

   Stock market advisors became more optimistic as the market rallied recently. A recent survey by Investors Intelligence of advisors found 55.1% bullish and only 19.1% bearish. The bullish figure is the highest since March of this year, while the bearish total is the lowest since July of 2004. We don't think these figures are excessive yet. We believe it would have to go to a much greater extreme to indicate a market top.

   S&P 500-listed companies are now trading at about 19.6 times earnings over the past 12 months. Historically, the rate has been about

15 times earnings. At these figures, we don't believe the market is excessively valued, but we don't think it is cheap either.

   The same mixed picture holds true for the economy in general. It has definitely slowed but we don't think we are headed into a recession nor do we see a boom. Actually, it looks fairly good to us because it is not strong enough to make inflation a worry -- but it is not weak either.

   At this writing, virtually all of our indicators are smack in the neutral range. When this happens, the market has generally risen at a reasonable rate. Historically, it has gone up about 10% a year. We might cut a few points off that number because we had above normal gains in the 1980s and 90s. So with that in mind, perhaps we'll adjust the projected gain to 7% or 8%. We'll take it.

   Overall, we think the market is okay. It has six months to consolidate the gains it made in the fourth quarter of 2004.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   Conforming to our Fund's investment policy guidelines, all of our bonds are U.S. Government and agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing market conditions.

   Our top equity sectors on June 30, 2005, included financials, consumer staples, health care, information technology, and industrials. Although there were changes in allocation amounts, all of the above groups were in our previous report. During the quarter, we added to our positions in consumer discretionary and information technology and trimmed our holdings in telecommunication services and industrials.

   As of June 30, 2005, our leading individual positions included Allstate, Altria Group, Bank of America, Bristol-Myers Squibb, Dow Chemical, Huntington Bancshares, Kimberly Clark, Merck, National City, and Wells Fargo. New to this list are Allstate, where there was no change in shares held, and Dow Chemical, where we added to our position. No longer in this grouping are AT&T, where we closed our position, and Sara Lee, where there was no change in shares held.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

                             OUR PRIVACY COMMITMENT

   The Zweig Total Return Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

   We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Benchmark Index for The Zweig Total Return Fund: A composite index consisting of 62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Office of Federal Housing Enterprise Oversight (OFHEO): The OFHEO promotes housing and a strong economy by ensuring the safety and soundness of Fannie Mae and Freddie Mac and fostering the vitality of the nation's housing finance system.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

Lehman Brothers Government/Credit Bond Index: Measures U.S. investment grade government and corporate debt securities. The index is calculated on a total return basis.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.



                        Sector Weightings June 30, 2005
                     As a percentage of total investments
                                 (Unaudited)

                                   [CHART]

                     U.S. Government Securities      50%
                     Financials                       8
                     Consumer Staples                 5
                     Health Care                      5
                     Information Technology           4
                     Industrials                      3
                     Energy                           3
                     Other                           22

               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                                 June 30, 2005
                                  (Unaudited)

                                                              Par
                                                            (000's)     Value
                                                            -------  ------------
   INVESTMENTS
   U.S. GOVERNMENT SECURITIES                      48.20%
   U.S. TREASURY BONDS -- 18.80%
      U.S. Treasury Bond 6.125%, 11/15/27...............    $17,500  $ 22,100,595
      U.S. Treasury Bond 6.375%, 8/15/27................     11,500    14,910,014
      U.S. Treasury Bond 8.75%, 5/15/17.................     10,000    14,358,200
      U.S. Treasury Bond 9.25%, 2/15/16/(f)/............     30,000    43,464,840
                                                                     ------------
                                                                       94,833,649
                                                                     ------------
   U.S. TREASURY NOTES -- 29.40%
      U.S. Treasury Inflationary Note 1.625%,
        1/15/15/(e)/....................................     27,000    27,410,624
      U.S. Treasury Note 1.875%, 12/31/05...............     19,000    18,856,759
      U.S. Treasury Note 2.25%, 4/30/06.................     25,000    24,743,175
      U.S. Treasury Note 3.50%, 11/15/06................     40,000    39,954,680
      U.S. Treasury Note 3.00%, 2/15/08.................     38,000    37,383,982
                                                                     ------------
                                                                      148,349,220
                                                                     ------------
          Total U.S. Government Securities (Identified Cost
            $237,464,247)....................................         243,182,869
                                                                     ------------
   AGENCY NON-MORTGAGE BACKED SECURITIES --
     10.34%
      FNMA 3.15%, 5/28/08...............................     26,570    26,031,611
      FNMA 4.60%, 4/11/08...............................     26,000    26,147,654
                                                                     ------------
          Total Agency Non-Mortgage Backed
            Securities (Identified Cost $52,803,684).........          52,179,265
                                                                     ------------

                       See notes to financial statements

                                                       Number of
                                                        Shares      Value
                                                       --------- ------------
  DOMESTIC COMMON STOCKS                        29.90%
  CONSUMER DISCRETIONARY -- 2.84%
     Comcast Corp. Class A/(b)/....................      44,000  $  1,350,800
     Home Depot, Inc...............................      72,000     2,800,800
     McDonald's Corp...............................     110,000     3,052,500
     Nike, Inc. Class B............................      30,000     2,598,000
     Omnicom Group, Inc............................      35,000     2,795,100
     Viacom, Inc. Class B..........................      54,000     1,729,080
                                                                 ------------
                                                                   14,326,280
                                                                 ------------
  CONSUMER STAPLES -- 5.13%
     Altria Group, Inc./(d)/.......................      74,000     4,784,840
     Archer-Daniels-Midland Co.....................     124,000     2,651,120
     Costco Wholesale Corp.........................      65,000     2,913,300
     Kimberly-Clark Corp...........................      64,000     4,005,760
     Molson Coors Brewing Co. Class B..............      44,000     2,728,000
     Procter & Gamble Co...........................      64,000     3,376,000
     Ralcorp Holdings, Inc.........................      36,000     1,481,400
     Sara Lee Corp.................................     199,000     3,942,190
                                                                 ------------
                                                                   25,882,610
                                                                 ------------
  ENERGY -- 2.93%
     Burlington Resources, Inc.....................      39,000     2,154,360
     ConocoPhillips................................      64,000     3,679,360
     Halliburton Co................................      73,000     3,490,860
     Occidental Petroleum Corp.....................      46,000     3,538,780
     Valero Energy Corp............................      24,200     1,914,462
                                                                 ------------
                                                                   14,777,822
                                                                 ------------
  FINANCIALS -- 7.47%
     Allstate Corp.................................      73,000     4,361,750
     Bank of America Corp./(d)/....................     100,000     4,561,000
     Capital One Financial Corp....................      18,000     1,440,180
     Goldman Sachs Group, Inc......................      23,000     2,346,460
     Huntington Bancshares, Inc....................     186,000     4,490,040
     Morgan Stanley................................      66,000     3,463,020
     National City Corp............................     127,000     4,333,240
     PNC Financial Services Group, Inc.............      71,000     3,866,660
     Wachovia Corp.................................      80,000     3,968,000
     Wells Fargo & Co..............................      79,000     4,864,820
                                                                 ------------
                                                                   37,695,170
                                                                 ------------
  HEALTH CARE -- 3.71%
     Amgen, Inc./(b)/..............................      25,000     1,511,500
     Bard (C.R.), Inc..............................      25,000     1,662,750

                       See notes to financial statements

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   HEALTH CARE (CONTINUED)
      Bristol-Myers Squibb Co..........................     192,000   $  4,796,160
      Merck & Co., Inc.................................     140,000      4,312,000
      Pfizer, Inc......................................     133,000      3,668,140
      UnitedHealth Group, Inc..........................      53,000      2,763,420
                                                                      ------------
                                                                        18,713,970
                                                                      ------------
   INDUSTRIAL -- 3.14%
      AMR Corp./(b)/...................................     127,400      1,542,814
      Boeing Co. (The).................................      51,000      3,366,000
      Continental Airlines, Inc. Class B/(b)/..........     116,000      1,540,480
      Deere & Co./(d)/.................................      44,000      2,881,560
      L-3 Communications Holdings, Inc.................      21,000      1,608,180
      Norfolk Southern Corp............................      82,000      2,538,720
      PACCAR, Inc......................................      35,000      2,380,000
                                                                      ------------
                                                                        15,857,754
                                                                      ------------
   INFORMATION TECHNOLOGY -- 2.86%
      Cisco Systems, Inc./(b)/.........................     118,000      2,254,980
      EMC Corp./(b)/...................................     114,000      1,562,940
      Intel Corp.......................................     126,000      3,283,560
      International Business Machines Corp.............      32,000      2,374,400
      Microsoft Corp...................................     108,000      2,682,720
      QUALCOMM, Inc....................................      68,000      2,244,680
                                                                      ------------
                                                                        14,403,280
                                                                      ------------
   MATERIALS -- 1.82%
      Dow Chemical Co./(d)/............................      96,000      4,274,880
      Freeport-McMoRan Copper & Gold, Inc. Class B.....      34,000      1,272,960
      Georgia-Pacific Corp.............................     115,000      3,657,000
                                                                      ------------
                                                                         9,204,840
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $134,394,787).....................................         150,861,726
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      2.85%
   CONSUMER DISCRETIONARY -- 0.84%
      Honda Motor Co., Ltd. ADR (Japan)/(d)/...........      80,000      1,968,800
      Sony Corp. ADR (Japan)...........................      66,000      2,273,040
                                                                      ------------
                                                                         4,241,840
                                                                      ------------
   HEALTH CARE -- 0.77%
      Angiotech Pharmaceuticals, Inc. (United States)..      92,000      1,275,120
      Sanofi-aventis ADR (France)......................      64,000      2,623,360
                                                                      ------------
                                                                         3,898,480
                                                                      ------------

                       See notes to financial statements

                                                        Number of
                                                         Shares          Value
                                                        ---------  ------------
INFORMATION TECHNOLOGY -- 1.24%
   Amdocs Ltd. (United States)/(b)/.................      94,000   $  2,484,420
   Nokia Oyj ADR (Finland)..........................     227,000      3,777,280
                                                                   ------------
                                                                      6,261,700
                                                                   ------------
       Total Foreign Common Stocks (Identified Cost
         $13,548,688)......................................          14,402,020
                                                                   ------------
EXCHANGE TRADED FUNDS                           0.66%
   NASDAQ-100 Index(R) Tracking Shares..............      90,000      3,311,100
                                                                   ------------
       Total Exchange Traded Funds (Identified Cost
         $3,385,840).......................................           3,311,100
                                                                   ------------
       Total Long Term Investments -- 91.95% (Identified
         Cost $441,597,246)................................         463,936,980
                                                                   ------------

                                                           Par
                                                         (000's)
                                                        ---------
SHORT-TERM INVESTMENTS                          7.83%
COMMERCIAL PAPER -- 7.83%
   Rabobank USA 3.35%, 7/1/05.......................    $ 19,500     19,500,000
   UBS Finance Delaware LLC 3.37%, 7/1/05...........      20,000     20,000,000
                                                                   ------------
       Total Commercial Paper (Identified Cost $39,500,000)          39,500,000
                                                                   ------------
       Total Short-Term Investments (Identified Cost
         $39,500,000)......................................          39,500,000
                                                                   ------------
       Total Investments (Identified Cost $481,097,246) --
         99.78%............................................         503,436,980/(a)/
       Securities Sold Short (Proceeds $14,480,190) --
         (3.21)%...........................................         (16,212,740)
       Other Assets Less Liabilities -- 3.43%..............          17,311,627
                                                                   ------------
       Net Assets -- 100.00%...............................        $504,535,867
                                                                   ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $30,677,893 and gross depreciation of $8,352,080 for federal income tax purposes. At June 30, 2005 the aggregate cost of securities for federal income tax purposes was $481,111,167.
 (b) Non-income producing.
 (c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria in
     Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.
 (d) Position, or a portion thereof, has been segregated to collateralize securities sold short.
 (e) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
 (f) Position, or portion thereof, has been segregated as collateral for written options.

                       See notes to financial statements

                                                     Number of
                                                      Shares        Value
                                                     --------- -----------
 SECURITIES SOLD SHORT
 DOMESTIC COMMON STOCKS                        1.29%
 CONSUMER DISCRETIONARY -- 0.79%
    Wendy's International, Inc...................      84,000  $ 4,002,600
 MATERIALS -- 0.25%
    Nucor Corp...................................      28,000    1,277,360
 UTILITIES -- 0.25%
    Reliant Energy, Inc..........................     101,000    1,250,380
                                                               -----------
        Total Domestic Common Stocks (Proceeds $5,100,309)       6,530,340
                                                               -----------
 EXCHANGE TRADED FUNDS -- 1.92%
    iShares Russell 2000 Index Fund..............     152,000    9,682,400
                                                               -----------
        Total Exchange Traded Funds (Proceeds $9,379,881)        9,682,400
                                                               -----------
        Total Securities Sold Short (Proceeds $14,480,190)     $16,212,740/(g)/
                                                               ===========


--------
 (g) Federal Tax information: Net unrealized depreciation of securities sold short is comprised of gross appreciation of $182,931 and gross depreciation of $1,915,481 for federal income tax purposes. At June 30, 2005, the aggregate proceeds of securities sold short for federal tax purposes was ($14,480,190).

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2005
                                  (Unaudited)

ASSETS
   Investment securities at value (Identified cost $481,097,246). $503,436,980
   Foreign currency at value (Identified cost $7,391)............        7,450
   Cash..........................................................       86,618
   Deposits with broker for securities sold short................   16,171,289
   Interest receivable...........................................    2,841,067
   Dividends receivable..........................................      425,442
   Prepaid expenses..............................................       44,772
   Director retainer.............................................       14,964
                                                                  ------------
       Total Assets..............................................  523,028,582
                                                                  ------------
LIABILITIES
   Securities sold short, at value (Proceeds $14,480,190)........   16,212,740
   Options written, at value (Premiums received $51,240).........       40,800
   Investment securities purchased...............................    1,577,321
   Accrued advisory fees (Note 4)................................      291,488
   Accrued administration fees (Note 4)..........................       54,134
   Dividends on short sales......................................       11,200
   Other accrued expenses........................................      305,032
                                                                  ------------
       Total Liabilities.........................................   18,492,715
                                                                  ------------
NET ASSETS                                                        $504,535,867
                                                                  ============
NET ASSET VALUE PER SHARE
   ($504,535,867 / 92,891,488 shares outstanding -- Note 5)...... $       5.43
                                                                  ============

Net Assets Consist of:
   Capital paid-in............................................... $535,210,418
   Distributions in excess of net investment income..............  (18,155,332)
   Accumulated net realized loss on investments..................  (33,136,902)
   Net unrealized appreciation on investments....................   22,350,233
   Net unrealized depreciation on securities sold short..........   (1,732,550)
                                                                  ------------
Net Assets                                                        $504,535,867
                                                                  ============

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                        Six Months Ended June 30, 2005
                                  (Unaudited)

INVESTMENT INCOME
   Income
       Interest....................................................... $ 6,445,301
       Dividends (net of foreign withholding taxes of $23,350)........   1,940,332
                                                                       -----------
              Total investment income.................................   8,385,633
                                                                       -----------
   Expenses
       Investment advisory fees.......................................   1,772,104
       Administrative fees............................................     329,105
       Printing and postage expenses..................................     163,000
       Transfer agent fees............................................     129,237
       Professional fees..............................................     111,235
       Directors' fees and expenses...................................      40,822
       Custodian fees.................................................      30,577
       Miscellaneous..................................................     153,153
                                                                       -----------
          Expenses before dividends on short sales....................   2,729,233
          Dividends on short sales....................................      77,512
                                                                       -----------
              Total Expenses..........................................   2,806,745
                                                                       -----------
                 Net Investment Income................................   5,578,888
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments....................................................   8,894,877
       Options........................................................    (258,795)
       Short sales....................................................      38,134
       Foreign currency transactions..................................          27
   Net change in unrealized appreciation (depreciation) on:
       Investments....................................................  (5,371,700)
       Short sales....................................................    (911,323)
       Options........................................................      10,440
       Foreign currency transactions and translation..................          59
                                                                       -----------
          Net realized and unrealized gain............................   2,401,719
                                                                       -----------
          Net increase in net assets resulting from operations........ $ 7,980,607
                                                                       ===========

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                        Six Months
                                                                           Ended
                                                                       June 30, 2005     Year Ended
                                                                        (Unaudited)   December 31, 2004
                                                                       -------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income (loss)................................... $  5,578,888     $ 11,106,848
       Net realized gain (loss).......................................    8,674,243       12,190,022
       Net change in unrealized appreciation (depreciation)...........   (6,272,524)       4,985,380
                                                                       ------------     ------------
          Net increase (decrease) in net assets resulting from
            operations................................................    7,980,607       28,282,250
                                                                       ------------     ------------
   Dividends and distributions to shareholders from
       Net investment income..........................................  (25,545,398)*    (13,079,252)
       Net realized short-term gains..................................           --       (8,607,364)
       Tax return of capital..........................................           --      (10,182,121)
                                                                       ------------     ------------
          Total dividends and distributions to shareholders...........  (25,545,398)     (31,868,737)
                                                                       ------------     ------------
          Net increase (decrease) in net assets.......................  (17,564,791)      (3,586,487)
NET ASSETS
   Beginning of period................................................  522,100,658      525,687,145
                                                                       ------------     ------------
   End of period [including distributions in excess of net investment income and undistributed net investment income of
     ($18,155,332) and $1,811,178, respectively]...................... $504,535,867     $522,100,658
                                                                       ============     ============


--------
  *The tax status of our distributions is determined at the end of taxable year. However, based on interim data, we estimate that 45% of distributions represent return of capital and 27% represent excess gain distributions which are taxable as ordinary income. Also refer to Note 2D.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2005
                                  (Unaudited)

NOTE 1 -- ORGANIZATION

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund's objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income Taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

  D. Dividends and Distributions to Shareholders:

   Distributions are declared and recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

   The Fund has $41,511,380 of capital loss carryovers, $36,736,454 expiring in 2010 and $4,774,926 expiring in 2011 which may be used to offset future capital gains. The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

  E. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. Forward Currency Contracts:

   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

  G. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments and securities sold short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which greatest percentage of company revenue is generated.

  H. Options:

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Fund may purchase options, which are included in the Fund's Schedule of Investments and Securities Sold Short and subsequently marked-to-market to reflect the current value of the option.

   When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

   Transactions in written options for the period ended June 30, 2005 were as follows:

                                                        Number of Premiums
                                                        Contracts Received
                                                        --------- --------
      Option contracts outstanding at December 31, 2004     --    $    --
      Option contracts written.........................    120     51,240
      Option contracts sold............................     --         --
      Option contracts exercised.......................     --         --
      Option contracts expired.........................     --         --
                                                           ---    -------
      Option contracts outstanding as of June 30, 2005.    120    $51,240
                                                           ===    =======

   As of June 30, 2005, the Fund had outstanding written options as follows:

                                Shares
                                Subject Expiration Exercise Market
            Call Option         to Call    Date     Price   Value
            -----------         ------- ---------- -------- -------
            Valero Energy Corp. 12,000   9/19/05    $85.00  $40,800

  I. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At June 30, 2005, the value of securities sold short amounted to $16,212,740 against which collateral of $29,197,519 was held. The collateral includes the deposits with broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  J. Indemnifications:

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities (excluding U.S. Government and agency securities, options, forward currency contracts and short-term securities) for the period ended June 30, 2005, were as follows:

                   Purchases..................... $42,153,130
                   Sales.........................  44,504,524
                   Short sales...................  10,840,172
                   Purchases to cover short sales   1,760,951

   Purchases and sales of long-term U.S. Government and agency securities for the period ended June 30, 2005, were as follows:

                             Purchases $169,699,979
                             Sales....  163,458,600

NOTE 4 -- INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   a) Investment Advisory Fee: The Investment Advisory Agreement ("the Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser") and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal on an annual basis to 0.70% of the Fund's average daily net assets. During the period ended June 30, 2005 the Fund incurred advisory fees of $1,772,104.

   Zweig Consulting LLC (the "Sub-Adviser") performs certain asset allocation research and analysis and provides such advice to the Adviser. Effective March 2, 2004, the Sub-Adviser assumed an expanded role in reviewing the Fund's investment portfolio and collaborating in the security selection process with the Adviser's portfolio management team. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly owned subsidiary of PNX serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. The Administrator receives a fee for financial reporting, tax services, and oversight of the subagent's performance at a rate of 0.13% of the Fund's average daily net assets. During the period ended June 30, 2005, the Fund incurred Administration fees of $329,105.

   c) Directors Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 5 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At June 30, 2005, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 92,891,488 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the six-months ended June 30, 2005, and the year ended December 31, 2004, there were no shares issued pursuant to the Plan.

NOTE 6 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 7 -- FINANCIAL HIGHLIGHTS

   (Selected data for a share outstanding throughout each year)

                                                     Six-Month
                                                       ended                        Year Ended December 31,
                                                   June 30, 2005    -------------------------------------------------------
                                                    (Unaudited)       2004       2003       2002         2001        2000
                                                   -------------    --------  --------   --------   --------       --------
Per Share Data
Net asset value, beginning of period..............   $   5.62       $   5.70  $   5.81   $   6.63   $   7.48       $   7.89
Income from investment operations
Net investment income.............................       0.06           0.12      0.09       0.15       0.18/(3)/      0.30
Net realized and unrealized gains (losses)........       0.03           0.18      0.27      (0.35)     (0.32)/(3)/     0.02
                                                     --------       --------  --------   --------   --------       --------
Total from investment operations..................       0.09           0.30      0.36      (0.20)     (0.14)          0.32
                                                     --------       --------  --------   --------   --------       --------
Anti-dilutive effect of share repurchase program..         --             --        --         --         --           0.01
                                                     --------       --------  --------   --------   --------       --------
Dividends and Distributions
Dividends from net investment income..............      (0.28)         (0.14)    (0.12)     (0.17)     (0.22)         (0.30)
Distributions from net realized gains.............         --          (0.09)       --         --         --          (0.25)
Tax return of capital.............................         --          (0.11)    (0.35)     (0.45)     (0.49)         (0.19)
Dilutive effect of common stock distributions.....         --          (0.04)       --         --         --             --
                                                     --------       --------  --------   --------   --------       --------
Total dividends and distributions.................      (0.28)         (0.38)    (0.47)     (0.62)     (0.71)         (0.74)
                                                     --------       --------  --------   --------   --------       --------
   Net asset value, end of period.................   $   5.43       $   5.62  $   5.70   $   5.81   $   6.63       $   7.48
                                                     ========       ========  ========   ========   ========       ========
   Market value, end of period/(1)/...............   $   5.13       $   5.35  $   5.01   $   5.49   $   7.05       $   6.57
                                                     ========       ========  ========   ========   ========       ========
Total investment return/(2)/......................       1.07%/(5)/    14.89%    (0.40)%   (14.06)%    18.73%         12.64%
Ratios/supplemental data:
Net assets, end of period (in thousands)..........   $504,536       $522,101  $525,687   $532,763   $601,655       $671,056
Ratio of expenses to average net assets (excluding
 dividends on short sales)........................       1.08%/(4)/     1.28%     1.03%      0.99%      1.04%          1.00%
Ratio of expenses to average net assets (including
 dividends on short sales)........................       1.11%/(4)/     1.31%     1.06%      0.99%      1.04%          1.00%
Ratio of net investment income to average net
 assets...........................................       2.20%/(4)/     2.13%     1.66%      2.37%      2.51%          3.87%
Portfolio turnover rate...........................       48.0%/(5)/     75.8%     94.1%      90.8%      86.3%         121.6%

--------
/(1)/Closing Price -- New York Stock Exchange.
/(2)/Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purchase of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
/(3)/As required, effective January 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and Began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

         Decrease net investment income....................... $(.02)
         Increase net realized and unrealized gains and losses $0.02
         Decrease ratio of net investment income..............  (.23)%

/(4)/Annualized.
/(5)/Not annualized.

NOTE 8 -- PROXY VOTING PROCEDURES AND VOTING RECORD

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

NOTE 9 -- FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

                  SUPPLEMENTARY PROXY INFORMATION (Unaudited)

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 10, 2005. The meeting was held for the purpose of electing two (2) nominees to the Board of Directors.

   The results of the above matters were as follows:

                                        Votes   Votes
            Directors       Votes For  Against Withheld  Abstentions
            ---------       ---------- ------- --------- -----------
            Wendy Luscombe  81,411,916   N/A   4,985,904     N/A
            R. Keith Walton 81,334,330   N/A   5,063,490     N/A

   Based on the foregoing, Wendy Luscombe and R. Keith Walton were re-elected as Directors. The Fund's other Directors who continue in office are Charles H. Brunie, Daniel T. Geraci, Alden C. Olson, Ph.D. and James B. Rogers, Jr.

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund is set forth below. The address of each individual, unless otherwise noted, is c/o Phoenix/Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                            DISINTERESTED DIRECTORS

                                        Number of
                                       Portfolios
                                         in Fund
                      Term of Office     Complex
Name, Address, and    and Length of    Overseen by                Principal Occupation(s)
Date of Birth          Time Served      Director      During Past 5 Years and Other Directorships Held
------------------   ----------------- ----------- -------------------------------------------------------
Charles H. Brunie... Term: Until 2006.      2      Director of The Zweig Fund, Inc. (since 1998);
Brunie Associates    Served since:                 Chairman, Brunie Associates (investments) (since
600 Third Avenue,    1988.                         April 2001); Chairman, Oppenheimer Capital (1969 to
17th Floor                                         2000), Chairman (1980-1990); Chairman Emeritus,
New York, NY 10016                                 Manhattan Institute (since 1990). Trustee, Milton and
DOB: 7/17/30                                       Rose D. Friedman Foundation for Vouchers (since
                                                   1999). Trustee, Hudson Institute (since 2002). Trustee,
                                                   American Spectator (since 2002). Chartered Financial
                                                   Analyst (since 1969).

Wendy Luscombe...... Term: Until 2008.      2      Director of The Zweig Fund, Inc. (since 2002);
480 Churchtown Road  Served since:                 Principal, WKL Associates, Inc. (investment
Craryville, NY 12521 2002.                         management) (since 1994). Fellow, Royal Institution
DOB: 10/29/51                                      of Chartered Surveyors. Member, Chartered Institute
                                                   of Arbitrators. Director, Endeavour Real Estate
                                                   Securities, Ltd. REIT Mutual Fund (since 2000).
                                                   Director, PXRE, Corp. (reinsurance) (since 1994).
                                                   Member and Chairman of Management Oversight
                                                   Committee, Deutsche Bank Real Estate Opportunities
                                                   Fund (since 2003)

Alden C. Olson...... Term: Until 2007.      2      Director of The Zweig Fund, Inc. (since 1996);
2711 Ramparte Path   Served since:                 currently retired. Chartered Financial Analyst (since
Holt, MI 48842       1996.                         1964). Professor of Financial Management,
DOB: 5/10/28                                       Investments at Michigan State University
                                                   (1959 to 1990).

James B. Rogers, Jr. Term: Until 2006.      2      Director of The Zweig Fund, Inc. (since 1986); Private
352 Riverside Drive  Served since:                 investor (since 1980). Chairman, Beeland Interests,
New York, NY 10025   1988.                         Inc. (investments and media) (since 1980). Regular
DOB: 10/19/42                                      Commentator on CNBC (1998). Author of "Investment
                                                   Biker: On the Road with Jim Rogers" (1994).
                                                   "Adventure Capitalist" (2003) and "Hot Commodities"
                                                   (2004). Visiting Professor, Columbia University (1998).
                                                   Columnist, WORTH Magazine (since 1995). Director,
                                                   Emerging Markets Brewery Fund (1993-2002).
                                                   Director, Levco Series Trust (since 1996).

                                          DISINTERESTED DIRECTORS

                                        Number of
                                       Portfolios
                                         in Fund
                      Term of Office     Complex
Name, Address, and     and Length of   Overseen by                 Principal Occupation(s)
Date of Birth           Time Served     Director       During Past 5 Years and Other Directorships Held
------------------   ----------------- ----------- ---------------------------------------------------------
R. Keith Walton..... Term: Until 2008.      2      Director of the Zweig Fund, Inc. (since 2004). Executive
15 Claremont Avenue  Served since:                 Vice President (since 2004), Secretary (since 1996) of
New York, NY 10027   2004.                         the University at Columbia University. Director (since
DOB: 9/28/64                                       2002), Chair, Nominating Committee (since 2002),
                                                   Member, Executive Committee (since 2002), Chair,
                                                   Audit Committee (since 2003), Apollo Theater
                                                   Foundation, Inc. Director, Orchestra of St. Luke's (since
                                                   2000). Director, American Friends of the Royal Court
                                                   Theatre (since 2003). Member, Steering Committee,
                                                   Association for a Better New York (since 2001).
                                                   Member, Education Committee of the Board, Trinity
                                                   School (since 2003). Nominating and Governance
                                                   Committee Board of Directors (since 2004), Member
                                                   (since 1997), Council on Foreign Relations. Member,
                                                   Advisory Board, North General Hospital (since 2002).
                                                   Member, NY Advisory Board, Enterprise Foundation
                                                   (since 1999). Member, The American Law Institute
                                                   (since 1999). Member, Council for the United States and
                                                   Italy (since 1999). Member, Century Association
                                                   (since 2000).

                                            INTERESTED DIRECTOR

                      Term of Office,   Number of
                         Length of     Portfolios
                        Time Served      in Fund
                            and          Complex
Name, Address, and      Position(s)    Overseen by                 Principal Occupation(s)
Date of Birth            with Fund      Director       During Past 5 Years and Other Directorships Held
------------------   ----------------- ----------- ---------------------------------------------------------
Daniel T. Geraci.... Term: Until 2007.      2      Director and President of the Zweig Fund, Inc. (since
10 Stonemeadow Drive Served since:                 2004). Executive Vice President, Asset Management,
Westwood, MA 02090   2004.                         The Phoenix Companies, Inc. (wealth management)
DOB: 6/12/57         Director and                  (since 2003). President and Chief Executive Officer,
                     President                     Phoenix Investment Partners, Ltd. (since 2003).
                                                   President certain Funds within the Phoenix Fund
                                                   Complex (since December 2004). President and Chief
                                                   Executive Officer of North American investment
                                                   operations, Pioneer Investment Management USA, Inc.
                                                   (2001-2003). President of Private Wealth Management
                                                   Group (2000-2001), Executive Vice President of
                                                   Distribution and Marketing for Fidelity Canada
                                                   (1996-1998), Fidelity Investments.

                              OFFICERS WHO ARE NOT DIRECTORS

                   Position with
                   the Fund and
Name, Address and    Length of                    Principal Occupation(s)
Date of Birth       Time Served       During Past 5 Years and Other Directorships Held
-----------------  -------------- --------------------------------------------------------
Carlton Neel...... Executive Vice Executive Vice President of The Zweig Fund, Inc. (since
900 Third Avenue   President      2003); Senior Vice President and Portfolio Manager,
New York, NY 10022 since: 2003.   Phoenix/Zweig Advisers LLC (since 2003). Managing
DOB: 12/19/67                     Director and Co-Founder, Shelter Rock Capital
                                  Partners, LP (2002-2003). Senior Vice President and
                                  Portfolio Manager, Phoenix/Zweig Advisers LLC (1995-
                                  2002). Vice President, JP Morgan & Co. (1990-1995).

David Dickerson... Senior Vice    Senior Vice President of The Zweig Fund, Inc. (since
900 Third Avenue   President      2003); Senior Vice President and Portfolio Manager,
New York, NY 10022 since: 2003.   Phoenix/Zweig Advisers LLC (since 2003). Managing
DOB: 12/27/67                     Director and Co-Founder, Shelter Rock Capital
                                  Partners, LP (2002-2003). Vice President and Portfolio
                                  Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Marc Baltuch...... Vice President Vice President of The Zweig Fund, Inc. (since 2004).
900 Third Avenue   since: 2004.   President and Director of Watermark Securities, Inc.
New York, NY 10022                (since 1991). Secretary of Phoenix-Zweig Trust (1989-
DOB: 9/23/45                      2003). Secretary of Phoenix-Euclid Market Neutral
                                  Fund (1998-2002). Assistant Secretary of Gotham
                                  Advisors, Inc. (since 1990). Chief Compliance Officer of
                                  the Zweig Companies (since 1989) and of the Phoenix
                                  Funds Complex (since 2004).

Moshe Luchins..... Vice President Vice President of The Zweig Fund, Inc. (since 2004).
900 Third Avenue   since: 2004.   Associate Counsel of the Zweig Companies
New York, NY 10022                (since 1996).
DOB: 12/22/71

Nancy Curtiss..... Treasurer      Treasurer of The Zweig Fund, Inc. (since 2003); Vice
56 Prospect Street since: 2003.   President, Operations (since 2003); Vice President,
Hartford, CT 06115                Fund Accounting (1994-2003) and Treasurer (1996-
DOB: 11/24/52                     2003), Phoenix Equity Planning Corporation. Treasurer,
                                  multiple funds in Phoenix Fund Complex (since 1994).

Kevin J. Carr..... Secretary      Secretary of The Zweig Total Return Fund, Inc. (since
One American Row   since: 2005.   2005). Vice President and Counsel, Phoenix Life
Hartford, CT 06102                Insurance Company (since 2005). Vice President,
DOB: 8/3/54                       Counsel, Chief Legal Officer and Secretary, certain
                                  Funds within Phoenix Fund Complex (since 2005).
                                  Compliance Officer of Investments and Counsel,
                                  Travelers Life and Annuity Company (January 2005-May
                                  2005). Assistant General Counsel, The Hartford
                                  Financial Services Group (1999-2005).

                                KEY INFORMATION
1-800-272-2700 Zweig Shareholder Relations:
              For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information


                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not yet applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

At a Board of Trustees meeting held May 16, 2005, the Trustees approved a Policy for the Consideration of Trustee Nominees as follows:

                                  PHOENIX FUNDS

                Policy for the Consideration of Trustee Nominees

        The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Governance and Nominating Committee (the "Committee") of the Phoenix Funds (the "Trust") in filling vacancies on the Board of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1. With respect to nominations for Trustees who are not interested persons of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Trust's investment advisers and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. Disinterested Trustee nominees must qualify for service on the Trust's Audit Committees.

3. With respect to all Trustees, nominees must qualify under all applicable laws and regulations.

4. The proposed nominee may not be within five years of the Trust's retirement age for Trustees.

5. The Committees may also consider such other factors as they may determine to be relevant.

Other Qualifications

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Trust may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4.      The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have individually held for at least one full year five percent of the shares of a series of the Trust.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Trust's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Board of Trustees.

Item 11. Controls and Procedures.

        (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-2(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

        (a)(1)  Not applicable.

        (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
                Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

        (a)(3)  Not applicable.

        (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
                Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              The Zweig Total Return Fund, Inc.

By (Signature and Title)* /s/ Daniel T. Geraci
                          ------------------------------------------------------
                          Daniel T. Geraci, President
                          and Chief Executive Officer
                          (principal executive officer)

Date September 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Daniel T. Geraci
                          ------------------------------------------------------
                          Daniel T. Geraci, President
                          and Chief Executive Officer
                          (principal executive officer)

Date September 1, 2005

By (Signature and Title)* /s/ Nancy G. Curtiss
                          ------------------------------------------------------
                          Nancy G. Curtiss, Treasurer
                          (principal financial officer)

Date September 2, 2005

* Print the name and title of each signing officer under his or her signature.